LADD FURNITURE, INC. AND SUBSIDIARIES - Supplemental Financial Data
October 16,1997   CONTACT: John J. Ong, CFA            (910) 888-6353


CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
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                                                Quarters Ended*
In thousands, except
per share data            3/30/96   6/29/96  9/28/96  12/28/96 3/29/97  6/28/97 9/27/97


Net sales                $ 135,260  123,483  120,447  118,267   123,368  125,572  129,935
Cost of sales              116,038  100,220   99,369   95,955   101,437  101,393  106,791
    Gross profit            19,222   23,263   21,078   22,312    21,931   24,179   23,144
Selling, general and
 administrative expenses    21,788   19,110   16,852   16,613    17,552   18,561   17,794
Restructuring expense        5,149     (279)    (892)    (547)    --       --      --
    Operating income
    (loss)                  (7,715)   4,432    5,118    6,246     4,379    5,618    5,350
Other deductions:
    Interest expense         2,660    3,058    3,182    3,169     3,005    2,719    2,701
    Other deductions
     (income), net           1,284      317   (1,343)     141       521      194     (199)
                             3,944    3,375    1,839    3,310     3,526    2,913    2,502
Earnings (loss) before
 income taxes              (11,659)   1,057    3,279    2,936       853    2,705    2,848
Income tax expense
  (benefit)                 (4,664)    (108)   1,477    1,343       333    1,055    1,110
    Net earnings (loss)   $ (6,995)   1,165    1,802    1,593       520    1,650    1,738
Net earnings (loss) per
  common share            $ (0.91)     0.15     0.23     0.21      0.07     0.21     0.22
Weighted average number
  of common
    shares outstanding      7,725     7,723    7,721    7,720    7,720    7,737     7,758

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CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

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Dollar amounts in thousands         3/30/96 6/29/96  9/28/96  12/28/96 3/29/97  6/28/97 9/27/97

Assets
Current assets:
    Cash                          $   1,049      430     1,713      469      151      191       659
    Trade accounts receivable,
     net                             77,579   72,429    75,736   66,730   72,786   71,016    83,865
    Inventories                      92,707   95,715    87,749   85,920   89,260   97,091    94,819
    Prepaid expenses and other
     current assets                  19,731   16,647     8,211    5,768    6,831    7,536     6,923
         Total current assets       191,066  185,221   173,409  158,887  169,028  175,834   186,266
Property, plant and equipment, net   82,652   82,633    78,543   74,729   68,580   67,648    66,708
Intangible and other assets, net     78,900   79,996    81,088   81,415   80,551   79,668    77,796
                                  $ 352,618  347,850   333,040  315,031  318,159  323,150   330,770
Liabilities and Shareholders'
 Equity
Current liabilities:
    Current installments of
     long-term debt               $  3,563    3,511      5,136    5,093    6,676    6,633    4,965
    Short-term bank borrowings       5,000     --          --       --       --       --      --
    Trade accounts payable          25,984   31,373     27,766   24,358   25,120   26,807   27,080
    Accrued expenses and other
     current liabilities            32,620   32,858     29,371   30,696   33,552   30,030   36,203
         Total current liabilities  67,167   67,742     62,273   60,147   65,348   63,470   68,248
Long-term debt, excluding
  current installments             148,687  149,637    138,234  125,859  122,694  121,231  123,565
Deferred and other liabilities      17,549   10,045     10,258    5,125    5,639    12,027  10,481
         Total liabilities         233,403  227,424    210,765  191,131  193,681  196,728  202,294
Total shareholders'
  equity                           119,215  120,426    122,275  123,900  124,478  126,422  128,476
                                 $ 352,618  347,850    333,040  315,031  318,159  323,150  330,770


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* The 1996 quarterly results reflect the company's sale of its Fournier
Furniture business effective February 26, 1996, and the liquidation of its Daystrom Furniture business during the second half of the year. During the second quarter of 1997, one of the company's business units changed its inventory accounting from the LIFO method to the FIFO method. The effect on the company's consolidated results of operations was immaterial. All quarterly information presented here has been restated to reflect this accounting change.
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